Confidential and proprietary Bioverativ Investor Day January 6th, 2017

2 Confidential and proprietary Forward-Looking Statements • This presentation contains forward-looking statements, including statements relating to: the planned separation of Bioverativ from Biogen; business and strategic objectives; growth prospects and potential opportunities for commercial products and pipeline programs; planned geographic expansion; manufacturing, supply and distribution arrangements; relationships with collaborators and other third parties; research and development activities and priorities; anticipated clinical trials and data readouts; business development plans and opportunities; and expected capitalization, revenues, operating margin, cash flows and other financial guidance. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. You should not place undue reliance on these statements. • These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: Bioverativ’s dependence on revenues from sales of ELOCTATE and ALPROLIX; failure to compete effectively due to significant product competition in the markets in which Bioverativ operates; product quality or safety concerns, including the occurrence of adverse safety events; product development risks; risks associated with clinical trials; risks relating to actions of regulatory authorities; risks related to reliance on third parties for manufacturing, supply and distribution of Bioverativ’s products and product candidates; difficulties in obtaining and maintaining adequate coverage, pricing and reimbursement for Bioverativ’s products; failure to obtain and maintain adequate protection for intellectual property and other proprietary rights; risks of doing business in international markets; risks associated with current and potential future healthcare reforms; failure to identify and execute on business development and research and development opportunities; Bioverativ’s dependence on relationships with collaborators and other third parties for revenue and other aspects of its business; loss of key employees or inability to attract and retain key personnel; disruptions to, or other adverse impact on Bioverativ’s relationships with its customers and other business partners; failure to comply with legal and regulatory requirements affecting Bioverativ’s business; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; changes in the law concerning the taxation of income; risks relating to technology failures or breaches; the outcome of any significant legal proceedings; the adequacy of the Bioverativ’s cash flows from operations; Bioverativ’s lack of operating history as a standalone business; risks relating to the separation from Biogen, including, among others, risks that the separation will be completed in a timely manner or at all, failure to achieve the anticipated benefits from the separation, reliance on Biogen and other third parties to provide certain services post-separation, restrictions to preserve the tax-free treatment of the separation that may impact Bioverativ’s strategic and operating flexibility, and Bioverativ’s ability to satisfy liabilities and potential indemnification obligations in connection with the separation; and other risks and uncertainties described in the Risk Factors section of Bioverativ’s Registration Statement on Form 10 and other filings with the Securities and Exchange Commission. • These statements are based on Bioverativ’s current beliefs and expectations and speak only as of the date of this presentation. Bioverativ does not undertake any obligation to publicly update any forward-looking statements. • Note Regarding Trademarks. Bioverativ owns or has rights to use the trademarks, service marks and trade names that it uses in conjunction with the operation of its business. Some of the trademarks that appear in this presentation include: ALPROLIX® and ELOCTATE®, which may be registered or trademarked in the U.S. and other jurisdictions. Each trademark, trade name or service mark of any other company appearing in this presentation is, to Bioverativ’s knowledge, owned by such other company.

3 Confidential and proprietary Today’s Agenda Time Topic Speaker 10:05-10:10am Introduction Paul Clancy Biogen CFO 10:10-10:50am Investment opportunity and strategic vision John Cox Chief Executive Officer 10:50-11:10am Global Therapeutic Operations Rogerio Vivaldi, MD, MBA Chief Global Therapeutic Operations Officer 11:10-11:20am Financial overview John Greene Chief Financial Officer 11:20-11:25am Closing John Cox Chief Executive Officer 11:25-11:50am Break 11:50-12:40pm Q&A Bioverativ Leadership Team

Welcome Paul Clancy, Biogen CFO

Investment opportunity and strategic vision John Cox, CEO

6 Confidential and proprietary leading hematology rare disease company committed to creating significant progress for patients Our Vision is to become the…

7 Confidential and proprietary A Unique and Compelling Investment Opportunity Strong hemophilia franchise Integrated capabilities Talented team Capitalized to create value

8 Confidential and proprietary Bioverativ: Why Compelling? Expected revenues of >$800 million in 2016 targeting a $10B+ market in hemophilia Generated $203 million of net cash flows from operations from Q1-Q3 2016 Geographic presence in U.S., Japan, and Canada with opportunities to expand R&D, clinical development, regulatory prowess in hematology Proven commercial execution Expertise in process development, manufacturing, and supply of complex biologics Strategic Business Development and on-going R&D are levers for growth Appropriately sized organization Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

9 Confidential and proprietary Maximize Potential of ELOCTATE & ALPROLIX Rapidly Advance our Discovery Molecules Pursue Strategic Opportunities Positioned for Growth as a Stand Alone Company Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

10 Confidential and proprietary Accomplished and Driven Executive Leadership Team John Cox Chief Executive Officer John Greene Chief Financial Officer Rogerio Vivaldi, MD, MBA Chief Global Therapeutic Operations Officer Andrea DiFabio Chief Legal Officer Lucia Celona Chief HR & Corporate Communications Officer Richard Brudnick EVP of BD & Alliance Management Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Strong Scientific, Medical Leaders with Hematology Expertise



Rob Peters, Ph.D.
SVP, Research
16+ years experience. Renowned hemophilia scientist. Inventor of Fc fusion technology at Syntonix



Bill Hobbs II, M.D., Ph.D.
Executive Director, Clinical Development
10+ years of clinical and research experience. A leading treater of SCD and administered only adult SCD program in Pacific NW



Maha Radhakrishnan, M.D.
SVP, Medical
12+ years in Medical Affairs leadership roles at BMS, Cephalon and Biogen. Global experience, most recently Europe Medical Head



Nisha Jain, M.D.
Executive Director, Medical
16+ years experience in hematology and rare diseases including experience in NIH and FDA



Michael Poirier, M.S.
SVP, Regulatory & Safety
16+ years in Regulatory Affairs at Biogen; Global Regulatory lead on key programs including Avonex, Tysabri, Tecfidera, and most recently Spinraza

Bioverativ
Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | Capitalized to Create Value
Confidential and proprietary
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12 Confidential and proprietary A Unique and Compelling Investment Opportunity Strong Hemophilia Franchise Integrated capabilities Talented team Capitalized to create value A Unique and Compelling Investment Opportunity Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Our Therapies; First Innovation in 20 Years



Industry Evolution
BIVV Evolution
Plasma-Derived Clotting Factors
(1969–present)
Recombinant Clotting Factors
Conventional or "short-acting"
(1990s–present)
Recombinant Extended Half-Life Factors
(2014–present)
Next Generation Therapies
Novel EHLs
Bispecific Abs
Gene Therapy
(Future)
2014
ELOCTATE / ALPROLIX
FDA approval
Note: Biogen acquired Syntonix in 2007
2017
Bioverativ
Spin-off from Biogen
Maximize EHL and Lead Next Generation Products

Bioverativ | Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | Capitalized to Create Value
Confidential and proprietary
13

Hemophilia is a $10B+ Global Market, Growing at 7%

Opportunity for growth within each market segment

Hemophilia A&B Factor Market:

~$10B Globally

Hemophilia A
~151k identified patients
~80% of Hemophilic Population
~$8bn Global Market

Hemophilia B
~30k identified patients
~20% of Hemophilic Population
~$1.6bn Global Market


Mild ~44k
Severe ~80k
Moderate ~27k
Severe ~10k
Mild ~9k
Moderate ~11k

Prophylaxis population largely composed of moderate and severe patients

Note that the total estimated population with hemophilia is larger at ~400k estimated patients versus ~181k identified patients

Growing Hemophilia Market:

- Prevalent population increasing globally
- Patients shifting from **short-acting to EHL factors** and from **on demand to prophylaxis treatment**
- ~30% of Hem A pts will develop inhibitors
- ~10% of Factor units used for immune tolerance induction (ITI) to eradicate inhibitors
- Bypassing agents for inhibitor patients expected to generate ~$2.1B in 2016

Sources: WFH 2016, MRB 2016, AHTN 2016, Evaluate Pharma

Bioverativ
Integrated Capabilities
Talented Team
Strong Hemophilia Franchise
Capitalized to Create Value
Confidential and proprietary
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15 Confidential and proprietary 10 47 77 97 129 156 172 183 205 217 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 ELOCTATE & ALPROLIX Have Delivered Strong Uptake Since Launch and are Approaching $800M+ in 2016 Hemophilia Product Revenue ($mm) Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value Q1-Q3 2016: $605M

16 Confidential and proprietary ELOCTATE and ALPROLIX are the Only Factors Utilizing Proprietary Fc Fusion Technology The Fc portion of the product temporarily binds to receptors in your body The product is released back into the bloodstream where it can temporarily recirculate in the body before degrading naturally Binding redirects the product back toward the bloodstream, avoiding degradation pathways Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Potential Opportunities to Address Significant Unmet Medical Needs with ELOCTATE and ALPROLIX

Immune Tolerance Induction

- Factor replacement can eradicate inhibitors vs bypassing them
- Based on early case reports[(1)], further examination of ELOCTATE's potential for ITI is warranted

Joint Health

- Risk of progressive and extremely debilitating joint disease is substantial
- Planning to further investigate ELOCTATE and ALPROLIX impact on joint health

Women with Hemophilia

- Many women with recessive gene for hemophilia have bleeding problems
- Need to better understand impact of bleeding problems on women and opportunities to mitigate their symptoms

[(1)] Malec *et al* Haemophilia 2016, Ragni *et al* ASH 2016, Malec *et al* Blood 2015

Bioverativ
Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | Capitalized to Create Value
Confidential and proprietary
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18 Confidential and proprietary A Unique and Compelling Investment Opportunity Strong Hemophilia Franchise Integrated capabilities Talented team Capitalized to create value A Unique and Compelling Investment Opportunity Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Pipeline of Novel, Next Generation Hemophilia, Beta-Thalassemia, and Sickle Cell Disease Candidates

Drug	Indication	Description	Modality	Discovery	Preclinical	Clinical	Marketed
BIVV 001 *rFVIIIFc-VWF-XTEN*	Hem A	EHL factor **1x/weekly dosing or less frequent**	Biologic				
BIVV 002 *rFIXFc-XTEN*	Hem B	EHL factor **Subcutaneous**	Biologic				
Sangamo collaboration	Beta Thal-assemia	Zinc finger nuclease (ZFN)	Genome Editing				
	Sickle Cell	Zinc finger nuclease (ZFN)	Genome Editing				
San Raffaele collaboration	Hem A	Lentiviral vector	Gene Therapy				
	Hem B	Lentiviral vector	Gene Therapy				
FVIIIa mimetic bispecific ab	Hem A; Inhibitors	MOA not disclosed	Biologic				
Multiple early stage programs	Sickle Cell	Multiple MOAs	Sm Molecules				



XTEN licensed from Amunix

Bioverativ
Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | Capitalized to Create Value
Confidential and proprietary
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20 Confidential and proprietary BIVV 001 Designed to Extend Hemophilia A Prophylaxis to Once Weekly or Less Frequently rFVIIIFc-VWF-XTEN Note: BIVV 001 is currently BIIB073, XTEN technology licensed from Amunix BIVV 001 showed 2-fold improvement in pharmacokinetic property compared to rFVIIIFc in cyno monkeys Improved PK Profile of Intravenously Delivered BIVV 001 in Cynomolgus Monkeys 0.1 1 10 100 0 25 50 75 100 125 150 rFVIIIFc BIVV001 Half-life 13 hrs Half-life 25 hrs FV II I Pl a s m a L e v e l Norm a li z e d to Do s e ( % ) Time (hr) Technology Uniquely engineered factor VIII molecule with a region of Fc dimer, VWF, and XTEN polypeptides - Fc monomer, like Eloctate, enables recycling to extend time in circulation - D'D3 inhibits binding to VWF which limits the ceiling for current FVIII products - XTEN insertions increase half-life by protecting from clearance/proteolysis Potential Clinical Profile Trials will be designed to test potential for prophylaxis intervals in Hemophilia A of once weekly or less frequent dosing Competitive Positioning rFVIII molecule with potential to eliminate 1/2 life limitations found with other EHL products Timing Intend to move into the clinic in 2017 Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Scientific Rationale for BIVV 001 Molecule Design

Novel fusion protein, consisting of:

- **D'D3 domains of VWF** provide protection & stability of VWF while **evading half-life limitation of endogenous VWF**
- **XTEN polypeptides**, which improve the pharmacokinetic profile and degrade naturally
- **rFVIII fused to dimeric Fc** which maintains thrombin-mediated release of FVIII from VWF like natural FVIII. Once released FVIII will then bind phospholipids and participate in the clotting cascade



VWF
A2
A3
A1
C1
C2
D'D3
Native FVIII-VWF complex
A2
A3
A1
C1
C2
Fc
Fc
D'D3
BIVV 001
Thrombin activation
A2
A3
A1
C1
C2
Fc
Fc
Activated rFVIIIFc

Bioverativ
Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | Capitalized to Create Value
Confidential and proprietary
21

22 Confidential and proprietary BIVV 002 Designed to Enable Subcutaneous Administration rFIXFc-XTEN Note: BIVV 002 is currently BIIB085, XTEN technology licensed from Amunix Source: Preliminary modeling Arjan van der Flier & Qin Weng, DMPK rFIXFc (IV) 50 IU/kg 100 IU/kg 200 IU/kg rFIXFc-XTEN (SC) 100 IU/kg 200 IU/kg 48 96 144 192 240 288 336 384 432 480 140 60 120 50 40 30 20 10 0 30% peak value 5% trough Hours IU /d L ( a. k .a . % n o rmal ) Technology Combines Fc dimer and XTEN technology along with R338L Padua Factor IX variant in the treatment of Hemophilia B Potential Clinical Profile Trials will be designed to explore potential for subcutaneous dosing. Leverages Fc fusion technology Competitive Positioning Potential for subcutaneous dosing could lessen burden of care and to compete with gene therapy Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

23 Confidential and proprietary Molecular Design of BIVV 002 WT GLA EGF EGF catalytic . WT GLA EGF EGF catalytic XTEN 72 R338L GLA EGF EGF catalytic rFIX (BeneFIX) rFIXFc (ALPROLIX) Fc domain for extended half-life XTEN peptide for improved bioavailability and extended half-life rFIXFc-XTEN R338L (Padua) to enhance FIX activity Activation of FIX cleaves and releases the AP domain and attached XTEN so that the resulting active FIXFc molecules are identical (except for R388L) Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

24 Confidential and proprietary Collaboration on Sangamo’s Non-viral, Ex-vivo ZFN-mediated Genome Editing Programs for β-thal, SCD ZFN-mediated Enhancer Knockout MOA hypothesis in β-thal: increase HbF to compensate for no or low β-globin levels allowing for more normal RBC production and RBC lifespan MOA hypothesis in SCD: increase HbF levels to dilute the HbS, block polymerization, allow for more normal RBC function, and decrease RBC destruction (hemolysis) Technology Zinc finger nuclease (ZFN)-mediated genome editing program for beta-thalassemia and sickle cell disease is based on the use of genome editing technology to modify a patient’s own (autologous) hematopoietic stem progenitor cells (HSPCs) Potential Clinical Profile Trials will explore potential in both beta-thalassemia and sickle cell disease, diseases with significant unmet medical need Competitive Positioning Potential gene therapy treatment for rare diseases with significant unmet need β-thal and SCD are rare diseases with significant unmet medical needs and are priority areas of focus for our Hematology franchise Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Large Opportunity Exists for Expansion in Rare Hematology

Global Non-Malignant Hematology Market (2016)



Additional Rare
Hematology *Opportunities:*
Illustrative
HUS
Aplastic Anemia
Wiskott-Aldrich
Hemolytic Anemias
PKD
Hemochromatosis
AL Amyloidosis
Essential Thrombocytemia
ITP
HLH
AGA
Hemophilia + Sickle Cell Disease + β-thalassemia
~$20-25B Market Potential
Hemophilia
$10B+ Market
Bioverativ
(ELOCTATE, ALPROLIX)
>$800m

Source: EvaluatePharma, Decision Resources, Company management

Bioverativ
Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | **Capitalized to Create Value**
Confidential and proprietary
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26 Confidential and proprietary Business Development Vision: Sector Expert and Partner of Choice • Numerous rare hematologic diseases with high unmet need and interesting accessible clinical stage assets • Committed to exploring such opportunities to bolster our pipeline • With our expertise we believe we can drive programs rapidly through the clinic and we aim to be the partner of choice • Financial capacity provides potential to grow inorganically Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Global Therapeutic Operations Rogerio Vivaldi, MD, MBA

28 Confidential and proprietary Strategic Imperatives for Therapeutic Operations Maximize Potential of ELOCTATE and ALPROLIX Enhance Value with Patient-Centric Approach Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

29 Confidential and proprietary Patient-Centric Model in Rare Hematology Bioverativ’s commercial structure well-positioned to continue to serve the needs of all our hematology customers in an efficient way Work directly with the community to provide educational information, resources, and info about our programs and services Provides caregivers, patients and healthcare providers with dedicated and individualized support Provide HCPs and HTCs with fair and balanced information Dedicated to patient access working closely with payers Patient Services Account Executives National Account Managers CoRe Managers Advocacy Groups Payers & Pharmacies Healthcare Providers Patients Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

30 Confidential and proprietary 13% 10% 0% 2% 4% 6% 8% 10% 12% 14% 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Strong Launches Position ELOCTATE & ALPROLIX for Future Success US launch Q2 2014, Japan Q1 2015, Canada Q1 2016 US launch Q2 2014, Japan Q3 2014, Canada Q4 2015 Months from Launch Total Market Share US Japan 25% 31% 0% 5% 10% 15% 20% 25% 30% 35% 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Months from Launch US Japan *Note: Japan reporting for Alprolix share starting Jan 2015 only Launch = March 2015 Launch = July 2014 Launch = September 2014 * Launch = May 2014 Total Market Share Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

31 Confidential and proprietary Broad Reach Across Hemophilia Treatment Centers, Opportunity to Drive Further Depth of Prescribing Based on pharmacy dispensing records and HTC direct ordering through December 12, 2016. Source: Biogen. SPP data on file. 90% of HTCs* have PRESCRIBED ALPROLIX to AT LEAST 1 PATIENT *123 of 136 hemophilia treatment centers (HTCs) NUMBER OF UNITS DISTRIBUTED 2,000,000+ units 750,000 – 2,000,000 units 250,000 – 750,000 units 0 – 250,000 units NUMBER OF UNITS DISTRIBUTED 1,000,000+ units 400,000 – 1,000,000 units 550,000 – 400,000 units 0 – 50,000 units Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value 90% of HTCs* have PRESCRIBED ELOCTATE to AT LEAST 1 PATIENT *123 of 136 hemophilia treatment centers (HTCs)

32 Confidential and proprietary Opportunity Remains for Further Growth from Shift to Prophylaxis and EHL Therapies H emo p hi li a A H emo p hi li a B Market Share of Patients on Prophylaxis (U.S.) Source: Q2 2016 US HTC Market Tracking FVIII and FIX Report 100% 83% 70% 18% 23% 7% Q2-14 Q2-15 Q2-16 Other EHL (Pegylated) Conventional (Short-Acting) 85% 57% 51% 15% 44% 47% 2% Q2-14 Q2-15 Q2-16 Other EHL (Albumin Fusion) Conventional (Short- Acting) On Demand vs Prophylaxis Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value 50% 50% On Demand Prophylaxis 40% 60% On Demand Prophylaxis

33 Confidential and proprietary           Plans to Expand to New Markets Where Already Approved or Filed ELOCTATE and ALPROLIX Approved Not-yet-commercialized Territory Elocta and ALPROLIX Approved Not-yet-commercialized Territory Launched in the U.S. and Canada Fully integrated operation in Japan with ~80 FTEs  BIVV approved / filings accepted Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

ELOCTATE has Delivered Strong Performance and Growth Opportunities Remain

ELOCTATE® [Antihemophilic Factor (Recombinant), Fc Fusion Protein]



ELOCTATE Revenue ($M)
58
320
500+
Q1-Q3
2014
2015
2016
US
Japan
Canada

Approved for Hem A to reduce frequency of bleeding episodes with prophylactic infusions every 3 to 5 days

Advantage of more than two years of real-world experience and consistent long-term safety data

Potential Growth Opportunities

- Continued shift to EHLs, and shift to prophylaxis
- Expansion into new geographies
- Increased patient access
- Treating women who have the recessive gene for hemophilia

Source: Investor Presentation, Company Website, Form 10
Note: Approved in EU in November 2015 under trade name Elocta®.

Bioverativ
Integrated Capabilities | Talented Team | Strong Hemophilia Franchise | Capitalized to Create Value
Confidential and proprietary
34

35 Confidential and proprietary Near Term Evolution of the Hemophilia A Landscape Longer Term • Competition from other EHL entrants • Advancements in half-life extension technology including BIVV 001 • New MOAs including bispecific antibodies, RNAi therapeutics, gene therapies, etc. • Bypassing agents, ITI, potential bispecific antibody • With few next generation therapies on the horizon, there is significant unmet medical need for therapies to treat inhibitor market H e mo p hi lia A Inh ibitor s Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

36 Confidential and proprietary ALPROLIX Has Also Delivered Strong Performance and Growth Opportunities Remain • Approved for Hem B to reduce frequency of bleeding episodes with prophylactic infusions every 7 to 10 days, with potential to extend dosing based on individual response • Advantage of more than two years of real- world experience and consistent long-term safety data Potential Growth Opportunities • Continued shift to prophylaxis due to differentiated efficacy and dosing schedule, and shift to EHLs • Expansion into new geographies • Increased patient access • Treating women who have the recessive gene for hemophilia Source: Investor Presentation, Company Website, Form 10 76 237 300+ 2014 2015 2016 US Japan Canada Q1-Q3 ALPROLIX Revenue ($M) Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

37 Confidential and proprietary Evolution of the Hemophilia B Landscape • Competition from other EHL entrants • Potential subcutaneous EHLs, including BIVV 002 • New MOAs including gene therapies, RNAi Near Term Longer Term Integrated Capabilities Talented Team Strong Hemophilia Franchise Capitalized to Create Value

Financial Overview John Greene, CFO

39 Confidential and proprietary Financial Snapshot $32 $238 2015 Q1-Q3 2016 Q1-Q3 Operating Income ($M) Operating Margin 8% 38% $386 $631 2015 Q1-Q3 2016 Q1-Q3 +63% Revenues ($M) Gross Margin 87% 79% $36 $148 2015 Q1-Q3 2016 Q1-Q3 Net Income ($M) Tax Rate 37.5% 37.5% -$12 $203 2015 Q1-Q3 2016 Q1-Q3 Free Cash Flows ($M) Cash as % of Net Income (33%) 137% Note: 2016 reported with Pro Forma adjustments POSITIVE POSITIVE POSITIVE Free Cash Flows = Net CFs provided by(used in) operating activities + Net CFs used in investing activities

40 Confidential and proprietary 2017 Financial Guidance Guidance as of January 6, 2017 Non-GAAP outlook excludes: One time separation and set up costs, equity based compensation and amortization of intangible assets. These items impact operating margin. The GAAP to Non-GAAP reconciliation of these items is included in the Appendix. Our guidance does not include the impact of potential business development. * No adjustment. Revenue Growth 17 – 19% Operating Margin Tax Rate Guidance Opening Balance Sheet (In millions) Pro Forma as of Sept 30, 2016 Total current assets $575.5 Cash and cash equivalents $325.0 Accounts receivable, net $126.8 Inventory $113.6 Other current assets $10.1 Total current liabilities $79.6 Net Working Capital $495.9 GAAP Non-GAAP 38 – 42% 43 - 47% 36 – 38% 17 – 19%* 36 – 38%*

Closing John Cox, CEO

42 Confidential and proprietary Our Commitment to the Hemophilia Community 178 M IUs of clotting factor donated 4,200 People treated in 38 countries 4,600+ Acute bleeds 300+ Surgeries, 30 life-saving Percentage of pediatric patients receiving treatment in these countries has nearly doubled (from 14% to 28%) Humanitarian Aid Reaching Patients Worldwide

43 Confidential and proprietary A Unique and Compelling Investment Opportunity Strong Hemophilia Franchise Integrated capabilities Talented team Capitalized to create value

Appendix

45 Confidential and proprietary Income Statement 2015 2015 2016 2016 Pro Forma Full year Nine months end Sept 30 Nine months end Sept 30 Adjust Nine months end Sept 30 Revenues: Product, net 554.1 381.7 604.8 604.8 Collaboration revenue 6.2 4.4 26.4 26.4 Total revenues 560.3 386.1 631.2 631.2 Cost and expenses: Cost of sales 52.9 50.8 162.2 (30.0) A 132.2 Gross Margin % 91% 87% 79% Research and development 186.1 135.4 122.6 122.6 % revenues 33% 35% 19% Selling, general and administrative 223.3 167.7 138.4 138.4 % revenues 40% 43% 22% Total operating expenses 409.4 303.1 261.0 261.0 Income from operations 98.0 32.2 208.0 30.0 238.0 Operating Margin % 17% 8% 38% Other income (expense), net 0.6 0.6 (1.0) (1.0) Income before income tax expense 98.6 32.8 207.0 30.0 237.0 Income tax (benefit) expense (3.3) (3.7) 3.7 B 0.0 37.0 88.9 C 88.9 Net income 61.6 36.1 210.7 (62.6) 148.1 A - Elimination of accelerated depreciation associated with Bio 2 B - Reflects elimination of historical Bioverativ tax benefit C - Reflects expected tax expense using an effective income tax rate of 37.5%

46 Confidential and proprietary GAAP/Non-GAAP reconciliation Operating margin reconciliation: GAAP operating margin 38 - 42% One time separation and set up costs 2% Equity based compensation 2% Amortization of intangibles 1% Non-GAAP operating margin 43% - 47%

Balance Sheet

	2015 Full year	2016 Nine months end Sept 30	Adjust		2016 Pro Forma Nine months end Sept 30
Balance Sheet					
ASSETS					
Current assets:					
Cash		0.0	325.0	A	325.0
Accounts receivable, net	94.4	126.8			126.8
Inventory	252.1	283.3	(169.7)	B	113.6
Other current assets	4.0	10.3	(0.2)	C	10.1
Total current assets	350.5	420.4	155.1		575.5
Property, plant and equipment, net	75.5	45.0	(26.9)	C	18.1
Intangible assets, net	30.0	53.1			53.1
Other long-term assets	19.6	22.4			22.4
Total assets	475.6	540.9	128.2		669.1
LIABILITIES AND EQUITY					
Current liabilities:					
Accounts payable	10.8	12.3			12.3
Accrued expenses and other current liabilities	49.4	68.9	(1.6)	C	67.3
Total current liabilities	60.2	81.2	(1.6)		79.6
Long-term liabilities	30.7	53.8			53.8
Total liabilities	90.9	135.0	(1.6)		133.4
Commitments and contingencies					
Equity:					
Net parent company investment	384.4	401.6	129.8		531.4
Accumulated other comprehensive loss	0.3	4.3			4.3
Total equity	384.7	405.9	129.8		535.7
Total liabilities and equity	475.6	540.9	128.2		669.1
Working Capital	**290.3**				**495.9**

A- Initial cash contribution from Biogen to Bioverativ
B - Drug substance (raw material and work-in progress inventory) retained by Biogen
C - Biogen manufacturing facility, related assets and liabilities that will not transfer to Bioverativ

Bioverativ
Confidential and proprietary
47

48 Confidential and proprietary Sobi Collaboration • For the years ended December 31, 2015, 2014 and 2013, the royalty payable to Sobi based upon sales in the company’s territory was 2%. Upon Sobi’s first commercial sale in 2016, and during the Reimbursement period, the royalty rate the company will pay Sobi on sales of ELOCTATE and ALPROLIX in our territory is 7%. After the Reimbursement period concludes, the royalty rate we pay to Sobi increases to 12%. We are recording cost of sales at the effective royalty rate expected over the term of the agreement of approximately 11%. • The royalty rate received by the company, during the Reimbursement period on sales of ELOCTATE and ALPROLIX in Sobi’s territory is 17%. After the Reimbursement period concludes, the royalty we receive decreases to 12%. We are recording revenue at the effective royalty rate expected over the term of the agreement of approximately 14%. Rates post Sobi Opt-In Royalty and Net Revenue Share Rates: Method Base Rate following 1st commercial sale in the Sobi Territory: Rate during the Reimbursement Period: Sobi rate to Biogen on net sales in the Sobi Territory Royalty 12% Base Rate plus 5% Biogen rate to Sobi on net sales in the Biogen North America Territory Royalty 12% Base Rate less 5% Biogen rate to Sobi on net sales in the Biogen Direct Territory Royalty 17% Base Rate less 5% Biogen rate to Sobi on net revenue from the Biogen Distributor Territory Net Revenue Share 50% Base Rate less 15%

Collaboration on San Raffaele's Lentiviral Platform for Hemophilia A and B

Technology

Leverages San Raffaele's expertise in lentiviral vector development and next-generation lentiviral platform

Potential Clinical Profile

Potential to provide single-dose, lasting treatment for Hemophilia A and B patients

Competitive Positioning

Persistent gene transfer in most tissues throughout development, addresses FVIII size challenge and may circumvent immunity limitations of AAV vectors utilized in majority of current gene therapy approaches. Lentivirus (self inactivated) Utilizes same 3rd generation Self-Inactivating Lentiviral technology used by the Naldini group to cure kids with WAS and MLD by ex vivo treatment of hematopoietic stem cells, without any signs of insertional oncogenesis

AAV		Lentiviral
		
Low	Integration *Safety, persistence*	Yes
4.7 kb	Cargo capacity & regulation *FVIII delivery, immunogenicity*	10 kb
Frequent	Pre-existing anti-vector immunity *Eligibility, clearance, immunogenicity*	Rare
More Advanced	Manufacturing & clinical experience *Feasibility, dose escalation, cost*	Recent

Bioverativ Confidential and proprietary 49

Leading Medical Experts in Sickle Cell Disease and a Portfolio of Research Stage Assets

Technology

Small molecule approaches primarily addressing the causative defect leading to the pathophysiology of SCD

Potential Clinical Profile

Goal is to develop disease-modifying therapies to treat significant unmet needs in SCD

Competitive Positioning

Opportunity to nurture a robust discovery pipeline that could make BIVV the only company with a comprehensive approach to addressing SCD

Fragmented competition




HbS
α βs
α βs
HbS
α βs
α γ
Diseased
• Sickling
• Hemolytic anemia
• Sickle crises
Healthy

Bioverativ
Confidential and proprietary
50